EX-32                                             SECTION 1350 CERTIFICATION

                        SECTION 1350 CERTIFICATION

In connection with the Annual Report of WSN Group, Inc.
("Company") on Form 10-KSB for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 16, 2004                By: /s/  John J. Anton
                                       John J. Anton, President/Chief
                                       Executive Officer